                                                              Exhibit 10.9.1


                                                              EXECUTION COPY


================================================================================



                                 AMENDMENT NO. 2
                            dated as of July 7, 2004


                                       to


                                CREDIT AGREEMENT
                          dated as of October 30, 2003

                                     between

                      COLLEGIATE FUNDING SERVICES, L.L.C.,
                                   as Borrower

                        COLLEGIATE FUNDING SERVICES, INC.
                  (f/k/a CFSL Corp., f/k/a CFSL Holdings Corp.)
                                       and
                             CFSL ACQUISITION CORP.,
                              as Parent Guarantors

                  THE SUBSIDIARY GUARANTORS REFERRED TO HEREIN,
                            as Subsidiary Guarantors

                            THE LENDERS NAMED HEREIN,
                                   as Lenders

                                       and

                              JPMORGAN CHASE BANK,
                             as Administrative Agent




================================================================================

                                 AMENDMENT NO. 2

          AMENDMENT NO. 2 dated as of July 7, 2004 (this "Amendment No. 2") to the Credit Agreement referred to below, between COLLEGIATE FUNDING SERVICES, L.L.C. (the "Borrower"), COLLEGIATE FUNDING SERVICES, INC. (f/k/a CFSL Corp., f/k/a CFSL Holdings Corp.)(the "Parent"), CFSL ACQUISITION CORP. ("CFSL"), the SUBSIDIARY GUARANTORS party hereto (the "Subsidiary Guarantors" and, together with the Parent and CFSL, the "Guarantors"), the LENDERS party hereto (the "Lenders"), and JPMORGAN CHASE BANK, as Administrative Agent (the "Administrative Agent").

          The Borrower, the Guarantors, the Lenders and the Administrative Agent are parties to a Credit Agreement dated as of October 30, 2003 (as heretofore modified and supplemented and in effect on the date hereof immediately prior to the effectiveness of this Amendment No. 2, the "Credit Agreement"), providing, subject to the terms and conditions thereof, for loans to be made by said Lenders to the Borrower in an aggregate principal amount not exceeding $62,500,000 at any one time outstanding.

          As contemplated by a Form S-1 Registration Statement filed with the Securities and Exchange Commission on April 14, 2004 pursuant to the Securities Act of 1933, as amended, the Parent proposes in an initial public offering to issue shares of its common stock (the "IPO") and, in connection therewith, the Borrower and the Guarantors have requested that the Lenders agree to certain amendments to the Credit Agreement. Accordingly, the parties hereto hereby agree as follows:

          Section 1. Definitions. Except as otherwise defined in this Amendment No. 2, terms defined in the Credit Agreement are used herein as defined therein.

          Section 2. Amendments. Subject to the satisfaction of the conditions precedent specified in Section 4, but effective as of the Amendment No. 2 Effective Date (as defined in Section 4), the Credit Agreement shall be amended as follows:

          2.01. General References. References in the Credit Agreement (including references to the Credit Agreement as amended hereby) to "this Agreement" (and indirect references such as "hereunder", "hereby", "herein" and "hereof") shall be deemed to be references to the Credit Agreement as amended hereby.

          2.02.  Certain Definitions.

          (a) Section 1.01 of the Credit Agreement shall be amended by inserting the following new definitions (to the extent not already included in said
     Section 1.01) in the appropriate alphabetical locations, and by amending in their entirety the following definitions (to the extent already included in said Section 1.01), as follows:

               "Amendment No. 2" means Amendment No. 2 dated as of July 7, 2004 to this Agreement.

               "Amendment No. 2 Effective Date" means the effective date of Amendment No. 2.

               "Commitment" means, with respect to each Lender, the commitment of such Lender to make Loans hereunder, expressed as an amount representing the maximum aggregate amount of such Lender's Revolving Credit Exposure hereunder, as such commitment may be (a) reduced from time to time pursuant to Section 2.06 or 2.08(b) and (b) reduced or increased from time to time pursuant to assignments by or to such Lender pursuant to Section 10.04. The amount of each Lender's Commitment is set forth on Schedule I to Amendment No. 2, or in the Assignment and Assumption pursuant to which such Lender shall have assumed its Commitment, as applicable.

               "Commitment Termination Date" means the date occurring 364 days after the Amendment No. 2 Effective Date or, if such date is not a Business Day, the immediately preceding Business Day.

               "Management Agreement" means the Management Agreement dated as of May 17, 2002 by and among the Parent, the Borrower, CFSL and Lightyear Capital LLC, as amended by the First Amendment to the Management Agreement dated as of April 15, 2003 and the Second Amendment to the Management Agreement dated as of June 18, 2004, each such amendment by and among the Parent, the Borrower, CFSL and Lightyear Capital LLC, but without giving effect to any modifications thereto after the Amendment No. 2 Effective Date.

          (b) Section 1.01 of the Credit Agreement shall be further amended by deleting the definitions of "Commitment Reduction Dates" and "Excess Cash Balance".

          2.03. Limitations on Interest Periods. Section 2.02(d) of the Credit Agreement shall be amended to read in its entirety as follows:

          "(d) Limitations on Interest Periods. Notwithstanding any other provision of this Agreement, the Borrower shall not be entitled to request (or to elect to convert to or continue as a Eurodollar Borrowing) any Borrowing if the Interest Period requested therefor would end after the Commitment Termination Date."

          2.04. Scheduled Termination. Section 2.06(a) of the Credit Agreement shall be amended to read in its entirety as follows:

          "(a) Scheduled Termination. Unless previously terminated, the Commitments shall terminate on the Commitment Termination Date."

          2.05. Voluntary Commitment Reductions Carry Forward. Section 2.06(d) of the Credit Agreement shall be deleted in its entirety and replaced with the words "(d) Reserved."

          2.06. Repayment of Loans. Section 2.07(a) of the Credit Agreement shall be amended to read in its entirety as follows:

          "(a) Repayment. The Borrower hereby unconditionally promises to pay to the Administrative Agent for account of the Lenders the outstanding principal amount of the Loans on the Commitment Termination Date."

          2.07. Excess Cash Balance. Section 2.08(b) of the Credit Agreement shall be amended as follows:


          (A) clause (ii) thereof shall be deleted in its entirety and replaced with the words "(ii) Reserved."; and

          (B) clause (v) thereof shall be amended by deleting in its entirety the last sentence thereof.

          2.08. Use of Proceeds. Section 6.11 of the Credit Agreement shall be amended in its entirety to read as follows:


          "SECTION 6.11. Use of Proceeds. The proceeds of the Loans shall be used only for the general operating purposes of the Borrower and its Subsidiaries, provided that in no event shall any portion of the proceeds of the Loans be used directly or indirectly to finance the purchase of student loan receivables, it being understood that this Section shall not limit the Borrower's ability to purchase either completed applications for FFELP Loans or recently disbursed FFELP Loans, in each case in the ordinary course of business."

          2.09. Restricted Payments. Section 7.06(c) of the Credit Agreement shall be amended in its entirety to read as follows:

          "(c) the Borrower may make payments to Persons pursuant to the Management Agreement, provided that no such payment may be made by the Borrower after the occurrence and during the continuance of any Default or Event of Default; and".

          2.10. Capital Expenditures. Section 7.09(d) of the Credit Agreement shall be amended by replacing the figure "$5,500,000" appearing therein with the figure "$7,000,000".

          2.11. Amendments. Section 10.02(b)(i) of the Credit Agreement shall be amended to read in its entirety as follows:


          "(i) increase the Commitment of any Lender without the written consent of such Lender,".

          2.12. Schedule II. Part A of Schedule II to the Credit Agreement shall be amended by adding at the end thereof to following item:

--------------------------------------------------------------------------------
10 CFSL Acquisition Corp, as issuer, 5/7/02 $15,000,000 Promissory Note and NOBS Capital Ventures, L.L.C.,
    as payee
--------------------------------------------------------------------------------

          Section 3. Representations and Warranties. Each Obligor represents and warrants to the Lenders, both immediately prior to this Amendment No. 2 becoming effective and after giving effect thereto, that (a) the representations and warranties of such Obligor set forth in Article IV of the Credit Agreement and in each of the other Credit Documents to which it is a party, are true and correct on and as of the date hereof with the same force and effect as if made on and as of the date hereof (or, if any such representation and warranty is expressly stated to have been made as of a specific date, as of such specific date) and as if each reference in said
Article IV to "this Agreement" (or words of similar import) or in such other Credit Documents to "the Credit Agreement" (or words of similar import) included reference to this Amendment No. 2, (b) the IPO constitutes a "Qualified Public Offering" under and as defined in the Credit Agreement and (c) no Default has occurred and is continuing.

          Section 4. Conditions Precedent. The amendments to the Credit Agreement set forth in Section 2 and the consents and agreements set forth in
Section 6 shall become effective as of the date (the "Amendment No. 2 Effective Date") of the consummation of the IPO (provided that such consummation shall occur on or before July 31, 2004), but subject to the prior or concurrent satisfaction of the following conditions precedent:

          4.01. Amendment No. 2. The Administrative Agent shall have received one or more counterparts of this Amendment No. 2 executed by each Obligor and each Lender.

          4.02. Consummation of the IPO. The Administrative Agent shall have received evidence satisfactory to it that the IPO shall have been (or shall be concurrently) consummated in all material respects in accordance with the terms of the registration statement or statements filed with the Securities and Exchange Commission and each other document delivered in connection with the IPO (which registration statement or statements and other documents shall be satisfactory to the Administrative Agent and the Lenders).

          4.03. Opinions of Counsels to the Obligors. The Administrative Agent shall have received a favorable written opinion (addressed to the Administrative Agent and the Lenders and dated the Amendment No. 2 Effective Date) of (i) the General Counsel of the Borrower, (ii) Simpson, Thatcher & Bartlett, LLC, New York counsel for the Obligors and (iii) LeClair Ryan, a Professional Corporation, Virginia counsel for the Obligors, in each case covering such matters relating to the Obligors, this Amendment No. 2 or the transactions contemplated hereby as the Lenders shall reasonably request (and each Obligor hereby instructs such counsels to deliver such opinions to the Lenders and the Administrative Agent).

          4.04. Corporate Documents. The Administrative Agent shall have received such documents and certificates as the Administrative Agent or its counsel may reasonably request relating to the organization, existence and good standing of each Obligor, the authorization of the transactions contemplated by this Amendment No. 2 and any other legal matters relating to the Obligors, this Amendment No. 2 or the transactions contemplated hereby, all in form and substance satisfactory to the Administrative Agent and its counsel.

          4.05. Officer's Certificate. The Administrative Agent shall have received a certificate, dated the Amendment No. 2 Effective Date and signed by a Financial Officer of the Borrower, in respect of the matters set forth in Section 3, in form and substance satisfactory to the Administrative Agent and its counsel.

          4.06. Payment of Fees. The Administrative Agent shall have received evidence satisfactory to the Administrative Agent of payment (or irrevocable instructions for payment) by the Borrower in full of the fees provided for in the fee letter dated July 6, 2004 addressed by the Borrower to the Administrative Agent (including the reasonable accrued fees and expenses of counsel to JPMCB) in connection with this Amendment No. 2.

          4.07. Merger; IPO Proceeds. The Administrative Agent shall have received evidence satisfactory to it that (a) the Merger (as defined in Section 6) shall have been (or shall concurrently be) consummated and (b) the aggregate Net Available Proceeds of the IPO shall have been (or shall concurrently be) applied, to the extent required in Section 6, to the payment of the liquidation price in respect of Preferred Stock of CFSL and the prepayment of Loans outstanding under the Credit Agreement.

          4.08. Other Documents. The Administrative Agent shall have received such other documents as the Administrative Agent may reasonably request.

          Section 5. Confirmation of Guarantees and Security Interests. Each of the Guarantors, by its execution of this Amendment No. 2, hereby consents to this Amendment No. 2 and confirms and ratifies that all of its obligations as a Guarantor under the Credit Agreement (including, without limitation, Article III thereof) shall continue in full force and effect for the benefit of the Administrative Agent and the Lenders with respect to the Credit Agreement as amended hereby. Each of the Obligors, by its execution of this Amendment No. 2, hereby confirms that the security interests granted by it under each of the Security Documents to which it is a party shall continue in full force and effect in favor of the Administrative Agent for the benefit of the Lenders and the Administrative Agent with respect to the Credit Agreement as amended hereby.

          Section 6. Provisions Relating to the Qualified Public Offering. Subject to the satisfaction of the conditions precedent specified in Section 4,
(i) the Lenders hereby consent to (A) the merger (herein, the "Merger") of CFSL with and into the Parent (with the Parent being the surviving entity) as described in the resolutions of the board of directors of the Parent in the form heretofore delivered to each Lender and (B) the amendment to the Management Agreement pursuant to the Second Amendment thereto dated as of June 18, 2004 and
(ii) the parties hereto hereby agree that, anything in the Credit Agreement to the contrary notwithstanding, on the Amendment No. 2 Effective Date, (A) the Parent shall apply a portion of the Net Available Proceeds of the IPO to the payment in full, pursuant to the Merger and the liquidation of CFSL, of the outstanding shares of Preferred Stock of CFSL at the liquidation price therefor specified in the Amended and Restated Certificate of Incorporation of CFSL, and
(B) the Borrower shall apply 100% of any Net Available Proceeds in excess thereof to the prepayment of the Loans outstanding under the Credit Agreement until the entire principal amount thereof shall have been prepaid, provided that the aggregate amount of such prepayment shall in no event be less than the amount necessary to reduce the aggregate outstanding principal amount of the Loans to an amount not exceeding $30,000,000.

          Subject to the compliance by the Borrower with the requirements of this Section 6, Section 2.08(b)(i) shall not be applicable to the Net Available Proceeds of the IPO, and no reduction of Commitments (beyond those provided in this Amendment No. 2) shall be required as a result of the IPO.

          Section 7. Continuation of Existing Loans Under the Credit Agreement. Anything in this Amendment No. 2 or in the Credit Agreement as amended hereby notwithstanding, the Borrower hereby agrees that (i) the Loans outstanding under the Credit Agreement immediately prior to effectiveness of this Amendment No. 2 but after giving effect to the prepayment provided for in Section 6 (the "Existing Loans") shall automatically be continued under the Credit Agreement as amended hereby and (ii) the Commitments of the Lenders under the Credit Agreement as amended hereby will be deemed utilized by the Borrower on the Amendment No. 2 Effective Date in an aggregate amount equal to the aggregate outstanding principal amount of the Existing Loans.

          Section 8. Miscellaneous. Except as herein provided, the Credit Agreement shall remain unchanged and in full force and effect. This Amendment No. 2 may be executed in any number of counterparts, all of which taken together shall constitute one and the same amendatory instrument and any of the parties hereto may execute this Amendment No. 2 by signing any such counterpart. This Amendment No. 2 shall be governed by, and construed in accordance with, the law of the State of New York.

          IN WITNESS WHEREOF, the parties hereto have caused this Amendment No. 2 to be duly executed and delivered as of the day and year first above written.

                         BORROWER
                         --------

                         COLLEGIATE FUNDING SERVICES, L.L.C.

                         by CFSL ACQUISITION CORP.,
                              as member



                         By     /s/ Kevin Landgraver
                            --------------------------------
                             Name:   Kevin Landgraver
                             Title:  Treasurer


                             U.S. Tax I.D. Number for the Borrower:
                             -------------------------------------


                         54-1905639

                         Address for the Borrower:
                         ------------------------

                         Collegiate Funding Services, L.L.C.
                         100 Riverside Parkway, Suite 125
                         Fredericksburg, VA 22406



                         PARENT GUARANTORS
                         -----------------

                         COLLEGIATE FUNDING SERVICES, INC. (f/k/a CFSL
                           Corp., f/k/a CFSL Holdings Corp.)



                         By     /s/ Kevin Landgraver
                            ------------------------------
                             Name:  Kevin Landgraver
                             Title: Treasurer


                         CFSL ACQUISITION CORP.,



                         By      /s/ Kevin Landgraver
                            -------------------------------
                             Name:   Kevin Landgraver
                             Title:  Treasurer

                         SUBSIDIARY GUARANTORS
                         ---------------------

                         COLLEGEXIT.COM, L.L.C.



                         By     /s/ Kevin Landgraver
                            ------------------------------
                             Name:   Kevin Landgraver
                             Title:  Treasurer


                         CFS SERVICING, LLC



                         By     /s/ Kevin Landgraver
                            ------------------------------
                             Name:   Kevin Landgraver
                             Title:  Treasurer


                         CFS-SUNTECH SERVICING LLC



                         By     /s/ Kevin Landgraver
                            ------------------------------
                             Name:   Kevin Landgraver
                             Title:  Treasurer



                         MEMBERS CONNECT INC.



                         By     /s/ Kevin Landgraver
                            ------------------------------
                             Name:   Kevin Landgraver
                             Title:  Treasurer


                         EGRAD INC.



                         By     /s/ Kevin Landgraver
                            -----------------------------
                             Name:   Kevin Landgraver
                             Title:  Treasurer

                         COLLEGE PUBLISHER, INC.



                         By     /s/ Kevin Landgraver
                            ------------------------------
                             Name:   Kevin Landgraver
                             Title:  Treasurer

                         LENDERS
                         -------

                         JPMORGAN CHASE BANK,
                            individually and as Administrative Agent



                         By     /s/ Christine Herrick
                            ------------------------------
                            Name:   Christine Herrick
                            Title:  Vice President


                         BANK OF AMERICA, N.A.



                         By     /s/ Jeff Hallmark
                             ------------------------------
                             Name:  Jeff Hallmark
                             Title: Vice President

                                   SCHEDULE I
                                  COMMITMENTS


--------------------------------------------------------------------------------
Lender                                   Commitment Amount
--------------------------------------------------------------------------------
JPMorgan Chase Bank                      $15,000,000.00
--------------------------------------------------------------------------------
Bank of America, N.A.                    $15,000,000.00
--------------------------------------------------------------------------------